MML SERIES INVESTMENT FUND II

Supplement dated January 24, 2006 to the

Prospectus dated May 1, 2005

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

Effective January 27, 2006, OppenheimerFunds, Inc. (“OFI”) will replace Babson Capital Management LLC (“Babson Capital”) as the Co-Sub-Adviser to the MML Equity Fund pursuant to an Interim Investment Sub-Advisory Agreement that was approved by the Fund’s Board of Trustees. A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the Fund if necessary, within 150 days after January 27th.

It is also expected that the Board of Trustees will similarly approve in the future, with respect to the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund, a change in Sub-Adviser from Babson Capital to OFI. This change will take place when the current Babson Capital portfolio managers of these Funds become employees of OFI, which is expected to occur on or about March 31, 2006. This change is not expected to result in any changes to the investment strategy, investment process or risks for these Funds.

Effective January 27, 2006, the following information replaces the information found in the second paragraph under Principal Investment Strategies and Risks on page 12:

In selecting securities for purchase or sale by the Fund, OppenheimerFunds, Inc. (“OFI”) selects securities one at a time. This is called a “bottom up approach.” OFI invests in both U.S. and foreign companies. OFI uses a fundamental analysis to select securities for the Fund that it believes are undervalued. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, OFI currently considers the following factors when assessing a company’s business prospects:

•	Future supply/demand conditions for its key products,
•	Product cycles,
•	Quality of management,
•	Competitive position in the market place,
•	Reinvestment plans for cash generated, and
•	Better-than-expected earnings reports.

Not all factors are relevant for every individual security.

OFI may consider selling a stock for one or more of the following reasons:

•	The stock price has reached its target,
•	The company’s fundamentals appear to be deteriorating, or
•	Better stock selections are believed to have been identified.

Effective January 27, 2006, the following information replaces similar information found under Principal Investment Strategies and Risks on page 12:

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk, Preferred Stock Risk and Portfolio Turnover Risk.

These risks are described beginning on page 20.

The following information supplements the information found under Summary of Principal Risks beginning on page 20:

Value Company Risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

Portfolio Turnover Risk. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Effective January 27, 2006, the following information replaces the information found under About the Investment Adviser and Sub-Advisers beginning on page 25 relating to Babson Capital as being a Sub-Adviser to the MML Equity Fund:

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages a portion of the portfolio of the MML Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2005, OFI managed assets of approximately $204 billion.

Christopher Leavy

is the portfolio manager of a portion of the MML Equity Fund. Mr. Leavy is a Senior Vice President of OFI. Prior to joining OFI in 2000, Mr. Leavy was a portfolio manager with Morgan Stanley Dean Witter Investment Management since 1997.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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